Capital Management	12 Months Ended
Dec. 31, 2023
Capital Management [Abstract]
Capital management

6. Capital management

For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise shareholders’ value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes to manage capital during the years ended December 31, 2023 and 2022. The Group monitors capital using a gearing ratio, which is ‘net debt’ divided by equity attributable to equity holders of the parent plus net debt. The Group’s policy is to maintain the gearing ratio below 50%. The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to related parties and amount due to shareholders, less cash and cash equivalents.

	December 31, 2023	December 31, 2022
	RMB’000	RMB’000
Interest-bearing loans and borrowings (Note 23)	65,226	69,045
Lease liabilities (Note 24)	4,193	8,773
Trade payables (Note 21)	34,818	35,012
Other payables and accruals (Note 25)	87,859	50,163
Amount due to related parties (Note 26)	531	488
Amount due to shareholders (Note 26)	12,566	325
Cash and cash equivalents (Note 19)	(7,574)	(5,425)
Net debt	197,619	158,381
Equity attributable to equity holders of the parent	21,744	58,460
Total equity attributable to equity holders of the parent and net debt	219,363	216,841
Gearing ratio	90%	73%